                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  March 29, 1999
                                                   --------------

                               Sapient Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-28074                                           04-3130648
-----------------------                      ----------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Memorial Drive
Cambridge, MA                                               02142
---------------------------------------                    --------
(Address of Principal Executive Offices)                  (Zip Code)


                                 (617) 621-0200
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 29, 1999, Sapient Corporation ("Sapient") acquired all of the capital stock of Adjacency, Inc. ("Adjacency"), a San Francisco-based consulting firm that provides a broad range of consulting services including Internet strategy, interactive design, technology development and management of Internet and e-commerce solutions. The acquisition was effected pursuant to (i) a Principal Stockholder Stock Purchase Agreement, dated as of March 29, 1999 (the "Agreement"), by and among Sapient, Adjacency, certain stockholders of Adjacency (the "Principal Stockholders") and Andrew Sather in his capacity as Exchange Agent, and (ii) a series of Minority Stockholder Stock Purchase Agreements, dated as of March 29, 1999, by and among Sapient, each of the stockholders of Adjacency who was not a Principal Stockholder, and Andrew Sather as Exchange Agent. The acquisition will be accounted for under the pooling of interests method and is expected to be non-dilutive, excluding a one-time acquisition charge and compensation charges related to historical stock option grants. Adjacency will operate as a division of Sapient.

     Pursuant to the Agreement, Sapient issued a total of 790,674 shares of its Common Stock (the "Purchase Price Shares") to the Adjacency shareholders in exchange for the entire equity interest in Adjacency. Sapient also assumed all of Adjacency's outstanding stock options, which are exercisable for approximately 63,272 shares of Sapient Common Stock. Sapient has agreed to use its best efforts to register 355,804 of the Purchase Price Shares for resale by the former Adjacency stockholders at various dates during the next twelve months.

     In connection with the acquisition, Sapient, the Principal Stockholders, Andrew Sather, as Stockholder Representative, and American Stock Transfer & Trust Company entered into an Escrow Agreement pursuant to which 79,067 of the Purchase Price Shares will be held in escrow to secure indemnification obligations of the Principal Stockholders.

     The terms of the acquisition were determined on the basis of arm's length negotiations. Prior to the execution of the Agreement, neither Sapient nor any of its affiliates, officers or directors had any relationship with Adjacency.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired
          -------------------------------------------

          Not applicable.

     (b)  Pro Forma Financial Information
          -------------------------------

          Not applicable.

     (c)  Exhibits.
          --------

          See Exhibit Index attached hereto.

SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  April 7, 1999                    SAPIENT CORPORATION
                                        --------------------------------
                                                          (Registrant)



                                             By: /s/ Susan D. Johnson
                                                 --------------------
                                                 Susan D. Johnson
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                          Description
------                          -----------


99.2           Principal Stockholder Stock Purchase Agreement, dated as of
               March 29, 1999, by and among Sapient Corporation, Adjacency, Inc., the stockholders identified on Schedule A thereto and Andrew Sather as Exchange Agent. (In accordance with SEC rules, certain schedules and exhibits to the Agreement, which are listed in the table of contents to the Agreement, are omitted. Such schedules and exhibits will be furnished supplementally to the SEC upon request.)




                                       1